Exhibit 99.1

Crane Co. Announces Intention to Separate into Two Independent, Publicly Traded Companies

•	Tax-Free Spin-Off Creates Two Optimized, Technology-Driven Companies with Strong Financial Profiles and Operating Metrics

•	Payment and Merchandising Technologies Business to Become “Crane NXT”

•	Aerospace & Electronics and Process Flow Technologies Businesses to Retain Crane. Co Name

•	Separation Expected to be Completed Within Approximately 12 Months

STAMFORD, Conn., March 30, 2022—(BUSINESS WIRE) — Crane Co. (NYSE: CR), a diversified manufacturer of highly engineered industrial products, announced today that its Board of Directors has unanimously approved a plan to pursue a separation into two independent, publicly-traded companies to optimize investment and capital allocation, accelerate growth, and unlock shareholder value. Upon completion, Crane Co.’s shareholders will benefit from ownership in two focused and simplified businesses that are both leaders in their respective industries and well-positioned for continued success:

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Crane Co. will be a leading global provider of mission-critical, highly engineered products and solutions, with differentiated technology, respected brands, and leadership positions in its markets. After the separation, Crane Co. will include the Aerospace & Electronics and Process Flow Technologies businesses.

This year, these businesses are expected to generate approximately $1.9 billion in annual sales with a pre-corporate Adjusted EBITDA margin of approximately 18.5%. The company will be well-positioned to accelerate organic growth in its large and attractive end markets, benefit from favorable secular trends, and apply its proven processes to drive growth through new product development and commercial excellence. Crane Co. is expected to have a strong, well-capitalized balance sheet underpinning a capital deployment strategy focused on supporting the company’s organic and inorganic strategic growth objectives, while providing a dividend in-line with peers.

Crane Co. will be led by Max Mitchell, who will continue to serve as President and Chief Executive Officer, with Rich Maue continuing to serve as Chief Financial Officer. The company intends to continue to be listed on the NYSE under its current ticker symbol, “CR”.

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Crane NXT will be a premier Industrial Technology business with substantial global scale, a best-in-class margin profile, and strong free cash flow generation. This year, the Payment and Merchandising Technologies (“PMT”) business that will become Crane NXT is expected to achieve approximately $1.4 billion in sales with a pre-corporate Adjusted EBITDA margin of approximately 28%.

In addition to its market leading brands, Crane NXT will differentiate itself through its technology leadership, positioning it to leverage long-term secular drivers including automation, security and productivity, across several high-growth adjacent markets.

After the separation, Crane NXT will be positioned to drive earnings growth through continued investment in the business and value-enhancing bolt-on acquisitions. Its balance sheet and strong free cash flow will also allow it to support a robust and differentiated level of capital return to shareholders that is expected to include a competitive dividend.

Crane NXT’s shares are expected to be listed on the NYSE under the ticker symbol “CXT”. A process is currently underway to identify Crane NXT’s chief executive, including evaluation of both internal and external candidates. The executives currently leading Crane’s PMT business will continue to serve in senior positions with Crane NXT.

Compelling Rationale for a Separation

Crane’s Board of Directors and management believe that the creation of two pure-play companies with distinct product and service offerings will better position Crane’s businesses to deliver long-term growth and create value for customers, investors and our associates, with each company benefiting from:

•	Deeper operational focus, accountability and flexibility to meet customer requirements;

•	Increased operating and financial flexibility to pursue growth opportunities;

•	Tailored capital allocation strategies aligned with each company’s distinct business strategies and industry specific dynamics;

•	Enhanced ability to attract a shareholder base aligned with each company’s clear value proposition; and,

•	Enhanced ability to pursue accretive M&A opportunities, with the benefit of an independent equity currency reflective of the strength of each company.

Mr. Mitchell, Crane Co. President and Chief Executive Officer, stated: “This announcement marks a major milestone in the evolution of Crane Co. For decades, we have delivered consistent and differentiated execution, strengthening our business through organic growth and value-creating acquisitions. Having achieved the scale to operate as two market-leading, separate companies, we believe this transaction will unlock substantial value for our shareholders, as each company attracts an investor base tailored to its respective financial and growth profile.”

“Importantly, after the separation, both companies will retain the key aspects of Crane’s strong culture and management approach, providing a strong foundation for both companies, representing what we are calling the ‘Power of Two.’ This includes our distinctive high-performance culture, our commitment to philanthropy, sustainability and equality, and the cadence and discipline of the Crane Business System.”

Transaction Details

The separation is expected to occur through a tax-free distribution of the Aerospace & Electronics and Process Flow Technologies businesses to the Company’s shareholders. Payment & Merchandising Technologies will be renamed Crane NXT concurrent with the separation, and the Aerospace & Electronics and Process Flow Technologies businesses will retain the Crane Co. name. Upon completion of the separation, shareholders will own 100% of the equity in both of the publicly traded companies.

The separation is expected to be completed within approximately 12 months of this announcement, subject to the satisfaction of customary conditions and final approval of the separation by Crane Co.’s Board of Directors. Shareholder approval is not required.

Crane Co. will maintain its current capital deployment policies until the separation is completed.

Additional details of the separation are expected to be announced in the coming months and included in future filings with the SEC, including Board and leadership teams at both companies.

Investor Conference

Crane Co. is holding its annual investor conference today, Wednesday, March 30, 2022, from 8:30 AM to 12:00 PM in New York City. During today’s conference, Mr. Mitchell and other key Crane Co. executives will provide additional details on this announcement. Presentations will be available via live webcast accessible at the Company’s website at www.craneco.com in the Investor Relations section. A web replay will be available on our website shortly after completion of the event.

Advisors

Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel and Goldman Sachs & Co. LLC is acting as the financial advisor for Crane Co.

About Crane Co.

Crane Co. is a diversified manufacturer of highly engineered industrial products. Founded in 1855, Crane Co. provides products and solutions to customers across end markets including aerospace, defense, chemical and petrochemical, water and wastewater, payment automation, and banknote security and production, as well as for a wide range of general industrial and consumer applications. The Company has four business segments: Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies, and Engineered Materials. On May 24, 2021, Crane announced that it had signed an agreement to divest its Engineered Materials segment subject to customary closing conditions and regulatory approval. On March 17, 2022, the Department of Justice (DOJ) filed a complaint to enjoin that sale transaction. In the normal course, Crane expects to engage in a process to address the DOJ’s antitrust concerns regarding a minor overlap in a narrow range of material used in certain commercial building applications. Crane Co. has approximately 11,000 employees in the Americas, Europe, the Middle East, Asia and Australia. Crane Co. is traded on the New York Stock Exchange (NYSE:CR). For more information, visit www.craneco.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to: statements regarding Crane’s and the ultimate spin-off company’s (“SpinCo”) portfolio composition and their relationship following the business separation; the anticipated timing, structure, benefits, and tax treatment of the spin-off; benefits and synergies of the spin-off; strategic and competitive advantages of each of Crane and SpinCo; future financing plans and opportunities; and business strategies, prospects and projected operating and financial results. In addition, there is also no assurance that the spin-off will be completed, that Crane’s Board of Directors will continue to pursue the spin-off (even if there are no impediments to completion), that Crane will be able to separate its businesses or that the spin-off will be the most beneficial alternative considered. We caution investors not to place undue reliance on any such forward-looking statements.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained.

Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to: changes in global economic conditions (including inflationary pressures) and geopolitical risks, including macroeconomic fluctuations that may harm our business, results of operation and stock price; the effects of the ongoing coronavirus pandemic on our business and the global and U.S. economies generally; information systems and technology networks failures and breaches in data security, personally identifiable and other information, non-compliance with our contractual or other legal obligations regarding such information; potential exposure from numerous lawsuits for asbestos-related personal injury; our ability to source components and raw materials from suppliers, including disruptions and delays in our supply chain; demand for our products, which is variable and subject to factors beyond our control; governmental regulations and failure to comply with those regulations; fluctuations in the prices of our components and raw materials; loss of personnel or being able to hire and retain additional personnel needed to sustain and grow our business as planned; risks from environmental liabilities, costs, litigation and violations that could adversely affect our financial condition, results of operations, cash flows and reputation; risks associated with conducting a substantial portion of our business outside the U.S.; being unable to identify or complete acquisitions, or to successfully integrate the businesses we acquire, or complete dispositions, including the disposition of our Engineered Materials segment; adverse impacts from intangible asset impairment charges; potential product liability or warranty claims; being unable to successfully develop and introduce new products, which would limit our ability to grow and maintain our competitive position and adversely affect our financial condition, results of operations and cash flow; significant competition in our markets; additional tax expenses or exposures that could affect our financial condition, results of operations and cash flows; inadequate or ineffective internal controls; risks related to our holding company proposal to be voted on by Crane’s stockholders at Crane’s 2022 annual stockholder meeting, which are further described in the section entitled “Risk Factors Related to the Holding Company Proposal” in the preliminary Form S-4 registration statement filed on March 1, 2022 by our wholly-owned subsidiary, Crane Holdings, Co. (the “Crane Holdings Registration Statement”); specific risks relating to our reportable segments, including Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies and Engineered Materials; the ability and willingness of Crane and SpinCo to meet and/or perform their obligations under any contractual arrangements that are entered into among the parties in connection with the spin-off and any of their obligations to indemnify, defend and hold the other party harmless from and against various claims, litigation and liabilities; and the ability to achieve some or all the benefits that we expect to achieve from the spin-off.

Readers should carefully review Crane’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Crane’s Annual Report on Form 10-K for the year ended December 31, 2021 and the section entitled “Risk Factors Related to the Holding Company Proposal” in the Crane Holdings Registration Statement and the other documents Crane and its subsidiaries (including Crane Holdings, Co.) file from time to time with the SEC. Readers should also carefully review the “Risk Factors” section of the registration statement relating to the business separation, which is expected to be filed by SpinCo with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements reflect management’s judgment as of this date, and Crane assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

We make no representations or warranties as to the accuracy of any projections, statements or information contained in this document. It is understood and agreed that any such projections, targets, statements and information are not to be viewed as facts and are subject to significant business, financial, economic, operating, competitive and other risks, uncertainties and contingencies many of which are beyond our control, that no assurance can be given that any particular financial projections ranges, or targets will be realized, that actual results may differ from projected results and that such differences may be material. While all financial projections, estimates and targets are necessarily speculative, we believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that we or our representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events.

Non-GAAP Explanation

Crane Co. reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). This press release includes certain non-GAAP financial measures, including pre-corporate Adjusted EBITDA margin, that are not prepared in accordance with GAAP. Crane Co. calculates “pre-corporate Adjusted EBITDA margin” as pre-corporate Adjusted EBITDA (earnings before interest, tax, depreciation and amortization expenses, before corporate overhead expense which includes director compensation, securities laws compliance costs, audit and professional fees, and other public company costs, and before Special Items which include transaction related expenses such as tax charges, professional fees and incremental corporate costs related to the proposed separation and other potential corporate transactions), divided by sales. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP.

We believe that pre-corporate Adjusted EBITDA margin on a forward-looking or projected basis provides useful supplemental information to investors about Crane Co. and Crane NXT after the proposed separation transaction by presenting a prospective view of each post-separation company’s underlying profitability that is not influenced by: depreciation and amortization related to historical acquisition and capital investment activity, and which may not be representative of future levels of capital investment and acquisition activity post-separation; corporate costs which will be influenced by the corporate structure of each post-separation company that will be determined by management teams and Boards of Directors that have not yet been fully established; and, Special Items primarily related to separation transaction costs that are not related to the underlying and ongoing operations of the post-separation company’s businesses.

Our management uses certain forward looking non-GAAP measures to evaluate projected financial and operating results. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore our non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Reconciliations of forward-looking and projected non-GAAP measures, such as pre-corporate Adjusted EBITDA margin, to the closest corresponding GAAP measure are not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, which could have a potentially significant impact on our future GAAP results.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, securities for sale.

Investor Contact:

Jason D. Feldman

Vice President, Investor Relations

203-363-7329

Media Contact:

Molly Morse / Ross Lovern

Kekst CNC

212-521-4826 / 212-521-4866